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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported): June 17, 2004 (June 17, 2004)


                              NBC ACQUISITION CORP.
               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                    333-48225                  47-0793347
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission               (IRS Employer
       of Incorporation)             File Number)            Identification No.)


                 4700 SOUTH 19TH STREET, LINCOLN, NE 68501-0529

               (Address of Principal Executive Offices) (Zip Code)

            ---------------------------------------------------------

                                 (402) 421-7300

              (Registrant's telephone number, including area code)

                                 ---------------




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ITEM 9.  REGULATION FD DISCLOSURE.

         The information furnished under Item 12 of this Form 8-K, including
Exhibit 99.1 furnished herewith, is hereby incorporated by reference under this
Item 9 as if fully set forth herein.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On June 17, 2004, NBC Acquisition Corp. issued a press release announcing financial results for its fiscal year ended March 31, 2004. This press release includes reconciliations of certain non-GAAP financial measures to the most directly comparable GAAP financial measures, and is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

         The information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.



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                                   SIGNATURES

         Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    June 17, 2004                      NBC ACQUISITION CORP.



                                            By: /s/ Alan G. Siemek
                                                --------------------------------
                                                Alan G. Siemek
                                                Vice President and Treasurer




                                  EXHIBIT INDEX

 99.1     Press Release, dated June 17, 2004.